Condensed Consolidated Statements of Operations and Comprehensive Loss (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended
	Mar. 31, 2012	Mar. 31, 2011
Net sales	$ 0	$ 0
Cost of goods sold	0	0
Gross profit	0	0
Operating expenses
Selling, general and administrative	1,940	642
Research and development	2,166	2,292
Total operating expenses	4,106	2,934
Loss from operations	(4,106)	(2,934)
Interest income	25	117
Loss before income taxes	(4,081)	(2,817)
Income tax benefit		0
Net loss	(4,081)	(2,817)
Basic and diluted loss per share (in dollars per share)	$ (0.66)	$ (0.55)
Weighted average shares outstanding - basic (in shares)	6,169	5,078
Weighted average shares outstanding - diluted (in shares)	6,169	5,078
Comprehensive loss	$ (4,027)	$ (2,752)